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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Town Sports International, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Pyle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (Section Mark) 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (4) The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.

                                                   /s/ RICHARD PYLE
                                          --------------------------------------
                                          Town Sports International, Inc.
                                          Chief Executive Officer
                                          May 13, 2004